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                                                                    Exhibit 10.1

                          MORRISON KNUDSEN CORPORATION

                     SCHEDULE OF INDEMNIFICATION AGREEMENTS


             Name                                 Date of Agreement
             ----                                 -----------------

          Agee, William J.                        February 13, 1987
          Arrillaga, John                         October 10, 1990
          Brandon, Brent D.                       November 5, 1993
          Brigham, Douglas L.                     August 6, 1993
          Brzezinski, Zbigniew                    February 8, 1994
          Cleary, James F. (Jr.)                  August 6, 1993
          Fox, Lindsay E.                         February 28, 1992
          Grant, Stephen R.                       May 5, 1989
          Hanks, Stephen G.                       February 9, 1990
          Hemmeter, C. B.                         May 5, 1989
          Howland, Mark E.                        February 8, 1994
          Lynch, Peter S.                         May 5, 1989
          McCabe, Robert A.                       February 13, 1987
          Peden, Irene C.                         August 3, 1990
          Roche, Gerard R.                        August 3, 1990
          Rogers, John W.                         February 5, 1993
          Ueberroth, Peter V.                     August 3, 1989